UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 29, 2009
Insure.com, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-26781	36-3299423
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8205 South Cass Ave., Darien, IL		60561
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 630-515-0170

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02  and 7.01    Results of Operation and Financial Condition and Regulation FD Disclosure

On April 29, 2009, Insure.com, Inc. announced its earnings for the quarter ended March 31, 2009.  The press release making that announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  This information is being furnished under both Item 2.02 (Results of Operations and Financial Condition) and Item 7.01 (Regulation FD Disclosure) of Form 8-K.

Section 9.01	Financial Exhibits and Exhibits

Item 9.01(d)	Exhibits

Exhibit
Number	Description

99.1	Press Release dated April 29, 2009, announcing the earnings of Insure.com, Inc. for the quarter ended March 31, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2009	By:	/s/ PHILLIP A. PERILLO
Phillip A. Perillo
Senior Vice President and Chief Financial Officer